SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 25, 2017

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

American Electric Power Company, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on April 25, 2017 in Charleston, West Virginia. At the Annual Meeting, the shareholders approved five proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected twelve individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	328,958,009	7,385,152	3,369,803	83,144,934
David J. Anderson	328,593,703	9,919,305	1,198,616	83,144,934
J. Barnie Beasley, Jr.	336,953,673	1,488,919	1,270,469	83,144,934
Ralph D. Crosby, Jr.	330,974,038	7,525,953	1,213,070	83,144,934
Linda A. Goodspeed	331,538,830	7,018,474	1,155,757	83,144,934
Thomas E. Hoaglin	330,754,977	7,719,366	1,235,548	83,144,934
Sandra Beach Lin	336,605,125	1,893,655	1,214,281	83,144,934
Richard C. Notebaert	332,763,441	5,727,027	1,222,593	83,144,934
Lionel L. Nowell III	328,350,124	10,123,141	1,239,796	83,144,934
Stephen S. Rasmussen	333,005,622	5,478,745	1,228,694	83,144,934
Oliver G. Richard, III	332,979,301	5,516,142	1,217,618	83,144,934
Sara Martinez Tucker	336,508,963	1,984,406	1,219,692	83,144,934

Proposal 2

The Company’s shareholders reapproved the material terms of the American Electric Power Senior Officer Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
326,902,608	10,050,188	2,759,990	83,144,934

Proposal 3

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
418,341,043	2,934,047	1,582,727

Proposal 4

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
284,998,517	51,678,540	3,036,004	83,144,934

Proposal 5

The Company’s shareholders indicated their preference, on an advisory basis, that the advisory vote on executive compensation be held annually as set forth below:

Votes For One Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
299,998,751	1,564,977	35,994,364	2,146,240	83,144,934

Based on these results, and consistent with the Company’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

April 26, 2017